UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 18, 2009
CPEX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-33895	26-1172076

(Commission file number)	(IRS Employer Identification Number)
2 Holland Way, Exeter, New Hampshire 03833
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (603) 658-6100
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment and Restatement of 2008 Equity Incentive Plan
     At our annual meeting of stockholders held on June 18, 2009, our stockholders approved an amendment and restatement of our 2008 Equity and Incentive Plan (as amended and restated, the “2008 Plan”) to (i) increase the number of shares of our common stock available for issuance under the 2008 Plan by 100,000 shares to an aggregate of 854,601 shares, subject to further adjustment for stock-splits and similar changes; (ii) add unrestricted shares of common stock and stock equivalents to the types of awards that may be granted under the 2008 Plan; and (iii) clarify the terms and conditions of awards granted under the 2008 Plan and make other conforming changes.
     The amendment and restatement of the 2008 Plan was previously adopted by our Board of Directors, subject to stockholder approval, and became effective upon the receipt of stockholder approval on June 18, 2009.
     The foregoing description of the 2008 Plan is qualified in its entirety by the full text of the 2008 Plan, which was filed as an exhibit to our definitive proxy statement for our 2009 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on May 8, 2009.
Director Compensation
     On June 18, 2009, upon the recommendation of the Compensation Committee, our Board of Directors approved a few changes to our director compensation package for non-employee directors, effective as of June 18, 2009.
     Under the updated compensation package, we will continue to pay directors who are not employees fees consisting of $1,500 for each meeting of the Board of Directors attended, $1,000 for each Audit Committee meeting attended, $1,000 for each Compensation Committee meeting attended, and $1,000 for each Nominating and Governance Committee meeting attended. We will also reimburse expenses incurred in attending meetings. The changes were to set the Chairman of the Board’s annual retainer at $50,000 and the non-employee director retainers at $25,000, an increase in the additional retainer for the Chairman of the Audit Committee to $7,500 and a decrease in the additional annual retainer for the Chairman of the Nominating and Governance Committee to $2,500. The chairman of the Compensation Committee will continue to be paid an additional annual retainer of $5,000.
     On June 18, 2009, we also granted the non-employee directors annual equity awards consisting of restricted stock units in the amounts set forth below:

Non-Employee Director	Number of Restricted Stock Units
James R. Murphy (Chairman)	7,000

Michael McGovern	4,000

Miguel Fernandez	4,000

John W. Spiegel	4,000
The restricted stock units will vest in quarterly installments on July 31, 2009, October 31, 2009, January 31, 2010 and April 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC. Registrant
By:	/s/ Robert P. Hebert
Robert P. Hebert
Vice President and Chief Financial Officer

Dated: June 24, 2009

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